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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported): May 27, 2004 (May 14, 2004)


                         NORTH FORK BANCORPORATION, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-10458                 36-3154608
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


  275 Broadhollow Road Melville, New York                            11747
  ----------------------------------------                       -----------
  (Address of Principal Executive Offices)                        (Zip Code)


  (Registrant's Telephone Number, Including Area Code)          (631) 844-1004
                                                                --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") on May 14, 2004 completed its acquisition of The Trust Company of New Jersey, a New Jersey state-chartered bank ("Trustcompany"), pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") dated as of December 16, 2003 by and among North Fork, North Fork Bank and Trustcompany. Pursuant to the Merger Agreement, Trustcompany was merged with and into North Fork Bank (the "Merger") and the former stockholders of Trustcompany received, in the aggregate, approximately 20 million shares of common stock, par value $.01 per share, of North Fork. The merger consideration was determined through arms-length negotiation.

     A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired*

     (b)  Pro Forma Financial Information*

     (c)  Exhibits

          Exhibit
          Number            Description
          -------           -----------
            2.1 Agreement and Plan of Merger, dated as of December 16, 2003 by and among North Fork Bancorporation, Inc., North Fork Bank and The Trust Company of New Jersey (incorporated herein by reference to Exhibit
                           2.3 to North Fork Bancorporation, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, filed on March 5, 2004).

            99.1 Press release issued by North Fork Bancorporation, Inc. on May 17, 2004.


-----------------

* North Fork will file the required financial statements with respect to the acquisition under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this current report on Form 8-K was required to have been filed.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 27, 2004

                                        NORTH FORK BANCORPORATION, INC.


                                        By: /s/ Daniel M. Healy
                                            ---------------------------------
                                            Name:  Daniel M. Healy
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
2.1            Agreement and Plan of Merger, dated as of December 16, 2003 by and among North Fork Bancorporation, Inc., North Fork Bank and
               The Trust Company of New Jersey (incorporated herein by reference to Exhibit 2.3 to North Fork Bancorporation, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, filed on March
               5, 2004).

99.1           Press release issued by North Fork Bancorporation, Inc. on May
               17, 2004.